THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

No. W-M809-PA	Void after: August 26, 2014

THIS WARRANT SHALL BE VOID AFTER  5:00 P.M. EASTERN TIME
ON AUGUST 26, 2014 (THE “EXPIRATION DATE”)

WARRANT TO PURCHASE SHARES

This Warrant is being issued to the Maxim Partners LLC (“Holder”) by CNS Response, Inc., a Delaware corporation (the “Company”) in connection with its services under the Placement Agency Agreement, dated August 3, 2009, by and between the Company and the Holder in connection with the Company’s private offering to select, accredited investors of units, each unit comprised of 180,000 shares of Common Stock and a five-year warrant to purchase 90,000 shares of the Company’s Common Stock at an exercise price of $0.30 per share, in accordance with, and subject to, the terms and conditions described in the Company’s private offering pursuant to that certain Private Placement Memorandum dated August 26, 2009, as amended or supplemented from time to time (the “Memorandum”).

Simultaneously with the issuance of this Warrant, the Holder and the Company shall enter into a Registration Rights Agreement, dated as of the date hereof (the “Agreement”).  All capitalized terms not defined in this Warrant shall have the meaning ascribed to them in the Agreement.

1.           Purchase of Shares.  Subject to the terms and conditions hereinafter set forth and set forth in the Agreement, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company two hundred and seventy-four thousand, eight hundred and sixty-seven (274,867) fully paid and nonassessable Shares (as defined below) at the Exercise Price (as defined below) (subject to adjustment as set forth in Section 6 below).

2.           Definitions.

(a)           Exercise Price.  The exercise price for the Shares initially shall be 110% of the Investor Warrant exercise price issued in the Company’s private offering pursuant to the Memorandum, or $0.33 per share (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

(b)           Exercise Period.  This Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending on the Expiration Date.

(c)           The Shares.  The term “Shares” shall mean shares of the Company’s common stock, par value $0.001 per share, and the term “Warrant Shares” shall mean the Shares purchasable upon exercise of this Warrant.

3.           Method of Exercise.  While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby.  Such exercise shall be effected by:

(i)         the surrender of the Warrant, together with a notice of exercise to the Secretary of the Company at its principal offices; and

(ii)        the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased.

4.           Certificates for Shares.  Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

5.           Issuance of Shares.  The Company covenants that the Warrant Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

6.           Adjustment of Exercise Price and Number of Shares.  The number of and kind of Warrant Shares and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)           Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant subdivide the Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Warrant Shares shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares (as adjusted) shall remain the same.  Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)           Reclassification, Reorganization and Consolidation.  In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then the Company shall make appropriate provision so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, or change.  In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof, including Sections 6(a), shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c)           Notice of Adjustment.  When any adjustment is required to be made in the number or kind of Warrant Shares, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Warrant Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

7.           No Fractional Shares.  No fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8.           Representations of the Company.  The Company represents and warrants to Holder as follows:

(a)           This Warrant has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(b)           The execution and delivery of, or performance by the Company under this Warrant conflicts with or violates, or will result in the creation or imposition of any lien, charge or other encumbrance upon any of the assets of the Company under, any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, any term of the certificate of incorporation or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets, except where such conflict, violation or creation would not have a material adverse effect on the Company.

9.           Representations and Warranties by the Holder.  The Holder represents and warrants to the Company as follows:

(a)           The Holder is an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Act”), and is capable of evaluating the merits and risks of its investment in the Warrant and the Warrant Shares, and has the ability and capacity to protect its interests.

(b)           The Holder understands that the Warrant and the Warrant Shares are not presently registered, but the Holder is entitled to certain rights as set forth in the Agreement.

(c)           The Holder is acquiring the Warrant and the Warrant Shares for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing the Warrant Shares made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws; and that an investment in the Warrant and the Warrant Shares is not a liquid investment.

10.          Restrictive Legend.

The Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

THE SALE OF SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

In addition, the Holder understands that the certificates representing the Warrant Shares, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws of the jurisdiction in which the Holder resides.  Because of the legal restrictions imposed on resale, the Holder understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and the Holder has been informed of the Company’s intention to do so.  Any sales, transfers, or other dispositions of the Warrant or the Warrant Shares by the Holder, if any, will be made in compliance with the Act and all applicable rules and regulations promulgated thereunder.

11.           Warrants Transferable.  Subject to compliance with the terms and conditions of this Section 11, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer in the form attached hereto.  With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares prior to registration of such Warrant or the Warrant Shares, the Holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, or other evidence, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Warrant Shares and indicating whether or not under the Act certificates for this Warrant or the Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law.  Upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant or such Warrant Shares, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this Section 11 that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made.  Each certificate representing this Warrant or the Warrant Shares transferred in accordance with this Section 11 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.  Notwithstanding the foregoing, Holder may assign this Warrant or the Warrant Shares to an affiliated entity without the prior written consent of the Company so long as such assignment complies with applicable law.

12.           Rights of Stockholders.  No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Warrant shall have become deliverable, as provided herein.

13.           Notices.  All notices and other communications given or made hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, with a copy to be sent by United States first class mail, postage prepaid, (c) five (5) days after being sent by registered or certified mail, return receipt required, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their address or fax number as set forth on the signature page to the Agreement or to such electronic mail address, facsimile number or address as subsequently modified by written notice given in according with this Section 14.

14.           Governing Law.  This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

15.           Rights and Obligations Survive Exercise of Warrant.  Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Warrant Shares, shall survive the exercise of this Warrant.

[Signature Page Follows]

Issued this __ day of _______, 2009.

CNS RESPONSE, INC.

By:
Name: George Carpenter
Its: Chief Executive Officer

Address: 2755 Bristol Street, Suite 285
Costa Mesa, CA 92626

Accepted and agreed:

Address:

EXHIBIT A

NOTICE OF EXERCISE

TO:         CNS Response, Inc.
                ____________________________
                ____________________________
Attention: Chief Executive Officer

1.           The undersigned hereby elects to purchase __________ Shares of _____________ pursuant to the terms of the attached Warrant.

2.           The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

3.           Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4.           The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in the attached Warrant are true and correct as of the date hereof.

(Signature)

(Name)

(Date)	(Title)

FORM OF TRANSFER
(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________ shares of  ________________________ of CNS Response, Inc. to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of __________, with full power of substitution in the premises.

Dated: ____________________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)
Address:

Signed in the presence of:

_______________________________________